SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 1, 2006

                               Clarus Corporation

             (Exact name of registrant as specified in its charter)



        Delaware                      0-24277                  58-1972600
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
            of incorporation)                               Identification No.)


           One Landmark Square, 22nd Floor, Stamford Connecticut 06901
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 428-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 1, 2006, the Registrant issued an earnings press release announcing financial results for the quarter and fiscal year ended December 31, 2005. A copy of the earnings press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.



Exhibit           Description
-------           -----------

   99.1 Press Release dated March 1, 2006, with respect to the Registrant's financial results for the quarter and fiscal year ended December 31, 2005 (furnished only).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2006

CLARUS CORPORATION





By: /s/ Nigel P. Ekern
    --------------------------------
        Nigel P. Ekern,
        Chief Administrative Officer


By:  /s/ Susan Luckfield
    ---------------------------------
         Susan Luckfield,
         Controller



                                  EXHIBIT INDEX



Number   Exhibit
------   -------

  99.1 Press Release dated March 1, 2006, with respect to the Registrant's financial results for the quarter and fiscal year ended December 31, 2005 (furnished only).